Vanguard Global Equity Fund

Supplement to the Prospectus and Summary Prospectus

Important Change to Vanguard Global Equity Fund

Marathon Asset Management LLP (Marathon-London) has announced the retirement of Jeremy J. Hosking effective December 11, 2012. Mr. Hosking is a co-manager of the Marathon-London portion of Vanguard Global Equity Fund.

William J. Arah and Neil M. Ostrer, who serve as co-managers with Mr. Hosking, will remain as co-managers of the Marathon-London portion of the Fund upon
Mr. Hosking’s retirement. The Fund’s investment objective, strategies, and policies remain unchanged.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 129A 082012

Vanguard Horizon Funds®

Supplement to the Statement of Additional Information

Important Change to Vanguard Global Equity Fund

Marathon Asset Management LLP (Marathon-London) has announced the retirement of Jeremy J. Hosking effective December 11, 2012. Mr. Hosking is a co-manager of the Marathon-London portion of Vanguard Global Equity Fund.

William J. Arah and Neil M. Ostrer, who serve as co-managers with Mr. Hosking, will remain as co-managers of the Marathon-London portion of the Fund upon Mr. Hosking’s retirement. The Fund’s investment objective, strategies, and policies remain unchanged.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 069B 082012